Supplement Dated November 16, 2023
to the Prospectus Dated May 1, 2016 and
Notice Document dated May 1, 2023 for

Symetra True Variable Annuity®

Issued By: Symetra Life Insurance Company

On or about December 8, 2023, the BlackRock Capital Appreciation V.I. Fund will be reorganized into the BlackRock Large Cap Focus Growth V.I. Fund. As a result, all references to the BlackRock Capital Appreciation V.I. Fund are replaced with BlackRock Large Cap Focus Growth V.I. Fund.